The BEST of AMERICA® TruAccord Variable Annuity ®
Nationwide Life Insurance Company
Individual Flexible Purchase Payment Deferred Variable Annuity Contracts
Issued by Nationwide Life Insurance Company through its Nationwide Variable Account-14
The date of this prospectus is May 1, 2008.This prospectus contains basic information you should understand about the contracts before investing. –Please read this prospectus carefully and keep it for future reference.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

The Statement of Additional Information (dated May 1, 2008), which contains additional information about the contracts and the variable account, including the Condensed Financial Information for the various variable account charges applicable to the contracts, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference.  (The Condensed Financial Information for the minimum and maximum variable account charges is available in Appendix B of this prospectus.)  The table of contents for the Statement of Additional Information is on page 25 For general information or to obtain free copies of the Statement of Additional Information, call 1-800-848-6331 (TDD 1-800-238-3035) or write:
Nationwide Life Insurance Company
5100 Rings Road, RR1-04-F4
Dublin, Ohio 43017-1522

Information about this and other Nationwide products can be found at: www.nationwide.com.

Information about us and the product (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-0102.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The SEC also maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

Before investing, understand that annuities and/or life insurance products are not insured by the FDIC or any other Federal government agency, and are not deposits or obligations of, guaranteed by, or insured by the depository institution where offered or any of its affiliates.  Annuities that involve investment risk may lose value.  These securities have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

The following is a list of the underlying mutual funds available under the contract.

AIM Variable Insurance Funds
•	AIM V.I. Capital Development Fund: Series I Shares
AllianceBernstein Variable Products Series Fund, Inc.
•	AllianceBernstein Growth and Income Portfolio: Class A
American Century Variable Portfolios, Inc.
•	American Century VP Value Fund: Class I*
BlackRock
•	Large Cap Core V.I. Fund: Class II*
Dreyfus
•	Dreyfus Investment Portfolios – Small Cap Stock Index Portfolio: Service Shares
•	Dreyfus Stock Index Fund, Inc.: Initial Shares
•	Dreyfus Variable Investment Fund – Appreciation Portfolio: Initial Shares

Fidelity Variable Insurance Products Fund
•	VIP Equity-Income Portfolio: Service Class*
•	VIP Growth Portfolio: Service Class
•	VIP Investment Grade Bond Portfolio: Service Class*
•	VIP Mid Cap Portfolio: Service Class
•	VIP Overseas Portfolio: Service Class R†
Franklin Templeton Variable Insurance Products Trust
•	Franklin Small Cap Value Securities Fund: Class 2
•	Templeton Foreign Securities Fund: Class 3†
Goldman Sachs Variable Insurance Trust
•	Goldman Sachs VIT Mid Cap Value Fund: Institutional Shares
Janus Aspen Series
•	Balanced Portfolio: Service Shares

Lincoln Variable Insurance Products Trust
•	Baron Growth Opportunities Fund: Service Class
Lord Abbett Series Fund, Inc.
•	Mid-Cap Value Portfolio: Class VC
Nationwide Variable Insurance Trust ("NVIT")
•	Federated NVIT High Income Bond Fund: Class III*†
•	Gartmore NVIT Emerging Markets Fund: Class III†
•	Gartmore NVIT International Equity Fund: Class VI
•	NVIT Core Bond Fund: Class I
•	NVIT Government Bond Fund: Class I (Formerly, Nationwide NVIT Government Bond Fund: Class I)
•	NVIT Health Sciences Fund: Class III† (Formerly, Nationwide NVIT Global Health Sciences Fund: Class III†)
•	NVIT Investor Destinations Funds: Class II (Formerly, Nationwide NVIT Investor Destinations Funds: Class II)
➢	NVIT Investor Destinations Conservative Fund: Class II (Formerly, Nationwide NVIT Investor Destinations Conservative Fund: Class II)
➢	NVIT Investor Destinations Moderately Conservative Fund: Class II (Formerly, Nationwide NVIT Investor Destinations Moderately Conservative Fund: Class II)
➢	NVIT Investor Destinations Moderate Fund: Class II (Formerly, Nationwide NVIT Investor Destinations Moderate Fund: Class II)
➢	NVIT Investor Destinations Moderately Aggressive Fund: Class II (Formerly, Nationwide NVIT Investor Destinations Moderately Aggressive Fund: Class II)
➢	NVIT Investor Destinations Aggressive Fund: Class II (Formerly, Nationwide NVIT Investor Destinations Aggressive Fund: Class II)
•	NVIT Mid Cap Index Fund: Class I
•	NVIT Multi-Manager International Value Fund: Class VI†) (Formerly, NVIT International Value Fund: Class VI†)
•	NVIT Multi-Manager International Growth Fund: Class III
•	NVIT Multi-Manager Large Cap Growth Fund: Class I
•	NVIT Multi-Manager Large Cap Value Fund: Class I
•	NVIT Multi-Manager Small Cap Growth Fund: Class I (Formerly, Nationwide Multi-Manager NVIT Small Cap Growth Fund: Class I)
•	NVIT Multi-Manager Small Cap Value Fund: Class I) (Formerly, Nationwide Multi-Manager NVIT Small Cap Value Fund: Class I)
•	NVIT Multi-Manager Small Company Fund: Class I) (Formerly, Nationwide Multi-Manager NVIT Small Company Fund: Class I)
•	NVIT Money Market Fund: Class V (Formerly, Nationwide NVIT Money Market Fund: Class V)
•	NVIT Nationwide Fund: Class I
•	NVIT Technology and Communications Fund: Class III†) (Formerly, Nationwide NVIT Global Technology and Communications Fund: Class III†)
•	Van Kampen NVIT Multi Sector Bond Fund: Class I*
•	Van Kampen NVIT Real Estate Fund: Class I
Oppenheimer Variable Account Funds
•	Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
•	Oppenheimer Global Securities Fund/VA: Class 3†
PIMCO Variable Insurance Trust
•	All Asset Portfolio: Administrative Class
•	Low Duration Portfolio: Administrative Class
•	Real Return Portfolio: Administrative Class
•	Total Return Portfolio: Administrative Class
Pioneer Variable Contracts Trust
•	Pioneer High Yield VCT Portfolio: Class 1 Shares
Royce Capital Fund
•	Royce Micro-Cap Portfolio: Investment Class
T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Equity Income Portfolio: Class II
•	T. Rowe Price New America Growth Portfolio
W&R Target Funds, Inc.
•	Growth Portfolio
•	Real Estate Securities Portfolio

The following underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008:

AIM Variable Insurance Funds
•	AIM V.I. Basic Value Fund: Series I Shares
American Century Variable Portfolios, Inc.
•	American Century VP International Fund: Class III†
•	American Century VP Vista Fund: Class I
Federated Insurance Series
•	Federated Quality Bond Fund II: Primary Shares
Fidelity Variable Insurance Products Fund
•	VIP Contrafund® Portfolio: Service Class
Neuberger Berman Advisers Management Trust
•	AMT International Portfolio: S Class†
Van Kampen
The Universal Institutional Funds, Inc.
•	U.S. Real Estate Portfolio: Class I

The following underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2007:
American Century Variable Portfolios, Inc.
•	American Century VP Ultra Fund: Class I

The following underlying mutual funds are only available in contracts for which good order applications were received before May 1, 2005:
Dreyfus
•	Dreyfus Investment Portfolios – Mid Cap Stock Portfolio: Initial Shares
JPMorgan Insurance Trust
•	JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio Class 1

Neuberger Berman Advisers Management Trust
•	AMT Fasciano Portfolio: S Class

The following underlying mutual funds are only available in contracts for which good order applications were received before May 1, 2004:

Calvert Variable Series, Inc.
•	CVS Social Equity Portfolio
Janus Aspen Series
•	Forty Portfolio: Service Shares
•	International Growth Portfolio: Service II Shares†
Nationwide Variable Insurance Trust
•	Gartmore NVIT Global Utilities Fund: Class III†
•	NVIT Global Financial Services Fund: Class III† (Formerly, Nationwide NVIT Global Financial Services Fund: Class III†)
Neuberger Berman Advisers Management Trust
•	AMT Mid-Cap Growth Portfolio: I Class
Oppenheimer Variable Account Funds
•	Oppenheimer Main Street Fund®/VA: Non-Service Shares
T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio: Class II

Effective May 1, 2006, the following underlying mutual fund is no longer available to receive transfers or new purchase payments:

JPMorgan Insurance Trust
•	JPMorgan Insurance Trust Diversified MidCap Value Portfolio Class 1*

Effective May 1, 2004, the following underlying mutual funds are no longer available to receive transfers or new purchase payments:

American Century Variable Portfolios, Inc.
•	American Century VP International Fund: Class I
Dreyfus
•	Dreyfus Variable Investment Fund – International Value Portfolio: Initial Shares
Franklin Templeton Variable Insurance Products Trust
•	Templeton Foreign Securities Fund: Class 2

*These underlying mutual funds invest in lower quality debt securities commonly referred to as junk bonds.

†These underlying mutual funds assess a short-term trading fee.

Glossary of Special Terms

Accumulation unit- An accounting unit of measure used to calculate the contract value allocated to the variable account before the annuitization date.

Annuitization date- The date on which annuity payments begin.

Annuity commencement date- The date on which annuity payments are scheduled to begin. This date may be changed by the contract owner with Nationwide’s consent.

Annuity unit- An accounting unit of measure used to calculate the variable annuity payments.

Contract value- The total value of all accumulation units in a contract.

Contract year- Each year the contract is in force beginning with the date the contract is issued.

ERISA- The Employee Retirement Income Security Act of 1974, as amended.

FDIC- Federal Deposit Insurance Corporation.

General account- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

Nationwide- Nationwide Life Insurance Company.

Net asset value- The value of one share of an underlying mutual fund at the close of the New York Stock Exchange.

Non-Qualified Contract- A contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple IRA, or Tax Sheltered Annuity.

SEC- Securities and Exchange Commission.

Sub-accounts- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units and annuity units are separately maintained – each sub-account corresponds to a single underlying mutual fund.

Valuation date - Each day the New York Stock Exchange  is open for business, or any other day during which there is a sufficient degree of trading of underlying mutual fund shares such that the current Net asset value of accumulation units or annuity units might be materially affected.  Values of the variable account are determined as of the close of the New York Stock Exchange which generally closes at 4:00 p.m. Eastern Time, but may close earlier on certain days and as conditions warrant.

Valuation period-  The period of time commencing at the close of a Valuation date and ending at the close of the New York Stock Exchange for the next succeeding Valuation date.

Variable account- Nationwide Variable Account-14, a separate account of Nationwide that contains variable account allocations.  The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

Table of Contents
Page
Glossary of Special Terms	4
Contract Expenses	7
Underlying Mutual Fund Annual Expenses	7
Example	8
Synopsis of the Contracts	8
Minimum Initial and Subsequent Purchase Payments
Charges and Expenses
Annuity Payments
Taxation
Ten Day Free Look
Financial Statements	9
Condensed Financial Information	9
Nationwide Life Insurance Company	9
Nationwide Investment Services Corporation	9
Investing in the Contract	9
The Variable Account and Underlying Mutual Funds
The Contract in General	10
Distribution, Promotional and Sales Expenses
Underlying Mutual Fund Payments
Profitability
Contract Modification
Standard Charges and Deductions	12
Variable Account Charge
Contract Maintenance Charge
Premium Taxes
Short-Term Trading Fees
Contract Ownership	13
Joint Ownership
Contingent Ownership
Annuitant
Beneficiary and Contingent Beneficiary
Operation of the Contract	14
Minimum Initial and Subsequent Purchase Payments
Pricing
Allocation of Purchase Payments
Determining the Contract Value
Transfers Prior to Annuitization
Transfers After Annuitization
Transfer Requests
Transfer Restrictions
Right to Examine	17
Surrender (Redemption) Prior to Annuitization	17
Partial Surrenders (Partial Redemptions)
Full Surrenders (Full Redemptions)
Assignment	18
Contract Owner Services	18
Asset Rebalancing
Dollar Cost Averaging
Systematic Withdrawals
Annuity Commencement Date	19

Table of Contents (continued)
Page
Annuitizing the Contract	19
Annuitization Date
Annuitization
Fixed Payment Annuity
Variable Payment Annuity
Frequency and Amount of Annuity Payments
Annuity Payment Options
Death Benefits	21
Death of Contract Owner
Death of Annuitant
Death of Contract Owner/Annuitant
Death Benefit Payment
Statements and Reports	21
Legal Proceedings	22
Table of Contents of Statement of Additional Information	25
Appendix A: Underlying Mutual Funds	26
Appendix B: Condensed Financial Information	35
Appendix C: Contract Types and Tax Information	45

Contract Expenses

The following tables describe the fees and expenses that a contract owner will pay when buying, owning, or surrendering the contract.

The first table describes the fees and expenses a contract owner will pay at the time the contract is purchased, surrendered, or when cash value is transferred between investment options.

Contract Owner Transaction Expenses
Maximum Premium Tax Charge (as a percentage of purchase payments)	5%[1]
Maximum Short-Term Trading Fee (as a percentage of transaction amount)	1.00%

The next table describes the fees and expenses that a contract owner will pay periodically during the life of the contract (not including underlying mutual fund fees and expenses).

Recurring Contract Expenses
Maximum Annual Contract Maintenance Charge	$30[2]
Variable Account Annual Expenses (annualized rate of total variable account charges as a percentage of the daily net assets)[3]
Variable Account Charge	0.95%

Underlying Mutual Fund Annual Expenses

The next table shows the minimum and maximum total operating expenses as of December 31, 2007 charged by the underlying mutual funds periodically during the life of the contract.  The table does not reflect Short-Term Trading Fees.  More detail concerning each underlying mutual fund’s fees and expenses, including waivers and reimbursements, is contained in the prospectus for each underlying mutual fund.

Total Annual Underlying Mutual Fund Operating Expenses	Minimum	Maximum

(expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets)	0.27%	1.89%

The minimum and maximum underlying mutual fund operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some underlying mutual funds.  Therefore, actual expenses could be lower.  Refer to the underlying mutual fund prospectuses for specific expense information.

1 Nationwide will charge between 0% and 5% of purchase payments for premium taxes levied by state or other government entities.

2 The Contract Maintenance Charge is deducted proportionally from each sub-account on an annual basis from all contracts containing less than $50,000 on each contract anniversary.  This charge is permanently waived for any contract valued at $50,000 or more on any contract anniversary.

3 These charges apply only to sub-account allocations.  They are charged on a daily basis at the annualized rate noted above.

Example

This Example is intended to help contract owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts.  These costs include contract fees, variable account annual expenses, and underlying mutual fund fees and expenses.  The Example does not reflect premium taxes or Short-Term Trading Fees which, if reflected, would result in higher expenses.

The Example assumes:
•	a $10,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	a $30 Contract Maintenance Charge expressed as a percentage of the average account size;
•	the maximum and the minimum fees and expenses of any of the underlying mutual funds; and
•	the total variable account charges associated with the contract (0.95%).

	If you surrender your contract at the end of the applicable time period				If you do not surrender your contract				If you annuitize your contract at the end of the applicable time period
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (1.89%)	330	1,006	1,706	3,561	330	1,006	1,706	3,561	*	1,006	1,706	3,561
Minimum Total Underlying Mutual Fund Operating Expenses (0.27%)	160	495	854	1,864	160	495	854	1,864	*	495	854	1,864

*The contracts sold under this prospectus do not permit annuitization during the first two contract years.

Synopsis of the Contracts

The contracts described in this prospectus are flexible purchase payment deferred variable annuity contracts.  The contracts are issued only as individual, Non-Qualified contracts.  For more detailed information, please see "Types of Contracts" in Appendix C.

This contract is not designed for and does not support active trading strategies.  In order to protect investors in this contract that do not utilize such strategies, Nationwide may initiate certain exchange offers intended to provide contract owners that meet certain criteria with an alternate variable annuity designed to accommodate active trading.  If this contract is exchanged as part of an exchange offer, the exchange will be made on the basis of the relative Net asset values of the exchanged contract and no sales loads will be assessed on the new contract.

Minimum Initial and Subsequent Purchase Payments

The minimum initial purchase payment is $5,000.  A contract owner can meet the minimum initial purchase payment requirement by making purchase payments equal to the required minimum over the course of the first contract year.  Each purchase payment applied toward meeting the minimum purchase payment requirement must be at least $200.  Nationwide reserves the right to rescind the contract if the minimum initial purchase payment of $5,000 is not met in the first contract year.  Nationwide will refund the contract value, including deduction of any contract charges, unless otherwise required by state law.

Minimum subsequent purchase payments must be at least $200.  For subsequent purchase payments sent via electronic deposit, the minimum subsequent purchase payment is $50.

Charges and Expenses

Variable Account Charge

Nationwide deducts a Variable Account Charge equal to an annualized rate of 0.95% of the daily net assets of the variable account.  Nationwide assesses this charge to offset expenses incurred in the day to day business of distributing, issuing, and maintaining annuity contracts.

Contract Maintenance Charge

A $30 Contract Maintenance Charge is assessed on each contract anniversary and upon full surrender of the contract.  If, on any contract anniversary (and on the date of a full surrender), the contract value is $50,000 or more, Nationwide will waive the Contract Maintenance Charge from that point forward.

Annuity Payments

Annuity payments begin on the annuitization date and will be based on the annuity payment option chosen prior to annuitization.  Annuity payments will generally be received within 7 to 10 days after each annuity payment date.

Taxation

How a contract is taxed depends on the type of contract issued and the purpose for which the contract is purchased.  Nationwide will charge against the contract any premium taxes levied by any governmental authority (see "Federal Tax Considerations" in Appendix C and "Premium Taxes").

Ten Day Free Look

Under state insurance laws, you have the right, during a limited period of time, to examine your contract and decide if you want to keep it or cancel it. This right is referred to as your “free look” right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is replacing another annuity contract you own. Check your contract for more details about the free look right in your state. See "Right To Examine And Cancel” later in this prospectus for more information.

Financial Statements

Financial statements for the variable account and the consolidated financial statements for Nationwide are located in the Statement of Additional Information.  A current Statement of Additional Information may be obtained without charge by contacting Nationwide’s home office at the telephone number listed on page 1 of this prospectus.

Condensed Financial Information

The value of an accumulation unit is determined on the basis of changes in the per share value of the underlying mutual funds and variable account charges which may vary from contract to contract (for more information on the calculation of accumulation unit values, see "Determining Variable Account Value – Valuing an Accumulation Unit").  Please refer to Appendix B for information regarding accumulation unit values.

Nationwide Life Insurance Company

Nationwide is a stock life insurance company organized under Ohio law in March, 1929 with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products.  It is admitted to do business in all states, the District of Columbia and Puerto Rico.

Nationwide is a member of the Nationwide group of companies.  Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies.  The Companies were organized under Ohio law in December 1925 and 1933 respectively.  The Companies engage in a general insurance and reinsurance business, except life insurance.

Nationwide Investment Services Corporation

The contracts are distributed by the general distributor, Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215.  NISC is a wholly owned subsidiary of Nationwide.

Investing in the Contract

The Variable Account and Underlying Mutual Funds

Nationwide Variable Account-14 is a variable account that invests in the underlying mutual funds listed in Appendix A.  Nationwide established the variable account on August 8, 2002 pursuant to Ohio law.  Although the variable account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against, the variable account reflect the variable account’s own investment experience and not the investment experience of Nationwide’s other assets.  The variable account’s assets are held separately from Nationwide’s assets and are not chargeable with liabilities incurred in any other business of Nationwide.  Nationwide is obligated to pay all amounts promised to contract owners under the contracts.

The variable account is divided into sub-accounts, each corresponding to a single underlying mutual fund.  Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on contract owner instructions.

Contract owners receive underlying mutual fund prospectuses when they make their initial sub-account allocations and any time they change those allocations. Contract owners can obtain prospectuses for underlying funds at any other time by contacting Nationwide’s home office at the telephone number listed on page 1 of this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Contract owners should not compare the performance of a publicly traded fund with the performance of the underlying mutual funds participating in the variable account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the contract may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Contract owners will receive notice of any such changes that affect their contract.  Additionally, not all of the underlying mutual funds listed are available in every state.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the variable account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Voting Rights

Contract owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights.  Nationwide will vote contract owner shares at special shareholder meetings based on contract owner instructions.  However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting.  Notification will contain proxy materials and a form with which to give Nationwide voting instructions.  Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of contract owners vote, each vote has a greater impact on, and may control the outcome.

The number of shares which a contract owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the Net asset value of that underlying mutual fund.  Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide.  Nationwide does not anticipate any disadvantages to this.  However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies.  If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

1)	shares of a current underlying mutual fund are no longer available for investment; or

2)	further investment in an underlying mutual fund is inappropriate.

No substitution, elimination, or combination of shares may take place without the prior approval of the SEC.  All affected contract owners will be notified in the event there is a substitution, elimination or combination of shares.

In February 2008, Nationwide filed an application with the SEC for an order permitting it to substitute assets allocated to certain underlying mutual funds into other underlying mutual funds available under the contract that have similar investment objectives and strategies.  If and when Nationwide receives SEC approval for these substitutions, affected contract owners will be notified in advance of the specific details relating to the substitutions and will be given an opportunity to make alternate investment allocations.

Deregistration of the Separate Account

Nationwide may deregister Nationwide Variable Account-14 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All contract owners will be notified in the event Nationwide deregisters Variable Account-14.

The Contract in General

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs.  There are costs and charges associated with these benefits and advantages – costs and charges that are different, or do not exist at all, within other investment products.  With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates.

Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options.  This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.  Not all benefits, programs, features and investment options described in this prospectus are available or approved for use in every state.

If Nationwide discovers that the risk it intended to assume in issuing the contract has been altered by any of the following, then Nationwide reserves the right to take any action it deems necessary to mitigate or eliminate the altered risk including, but not limited to, rescinding the contract and returning the contract value:

•	information provided by the contract owner(s) is materially false, misleading, incomplete or otherwise deficient;

•	the contract is being used with other contracts issued by Nationwide to cover a single life;

•	when a series of Nationwide contracts with different annuitants have the same unitary control or ownership;

•	the contract is being used by an institutional investor.

Failure by Nationwide to detect, mitigate or eliminate such altered risk(s) does not act as a waiver of Nationwide’s rights and does not stop Nationwide from asserting its rights at any future date.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

In general, deferred variable annuities are long-term investments; they are not intended as short-term investments.  Accordingly, Nationwide has designed the contract to offer features, pricing, and investment options that encourage long-term ownership.  It is very important that contract owners and prospective contract owners understand all the costs associated with owning a contract, and if and how those costs change during the lifetime of the contract.  Contract and optional charges may not be the same in later contract years as they are in early contract years.  The various contract and optional benefit charges are assessed in order to compensate Nationwide for administrative services, distribution and operational expenses, and assumed actuarial risks associated with the contract.

Following is a discussion of some relevant factors that may be of particular interest to prospective investors.

Distribution, Promotional and Sales Expenses

Nationwide pays commissions to the firms that sell the contracts.  The maximum gross commission that Nationwide will pay on the sale of the contracts is 4% of purchase payments.  Note that the individual registered representatives typically receive only a portion of this amount; the remainder is retained by the firm.  Nationwide may also, instead of a premium-based commission, pay an asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two.

In addition to or partially in lieu of commission, Nationwide may also pay the selling firms a marketing allowance, which is based on the firm’s ability and demonstrated willingness to promote and market Nationwide's products.  How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products.  For more information on the exact compensation arrangement associated with this contract, please consult your registered representative.

Underlying Mutual Fund Payments

Nationwide’s Relationship with the Underlying Mutual Funds

The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The variable account aggregates contract owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.   The variable account (and not the contract owners) is the underlying mutual fund shareholder.  When the variable account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  Nationwide incurs these expenses instead.

Nationwide also incurs the distribution costs of selling the contract (as discussed above), which benefit the underlying mutual funds by providing contract owners with sub-account options that correspond to the underlying mutual funds.

An investment adviser or subadviser of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the contract and may pay Nationwide or its affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the contract.

Types of Payments Nationwide Receives

In light of the above, the underlying mutual funds and their affiliates make certain payments to Nationwide or its affiliates (the “payments”).  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the contracts and other variable contracts Nationwide and its affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the contracts, paying expenses that Nationwide or its affiliates incur in promoting, marketing, and administering the contracts and the underlying mutual funds, and achieving a profit.

Nationwide or its affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund’s adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.

Furthermore, Nationwide benefits from assets invested in Nationwide’s affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because its affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

Nationwide took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the contracts (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, Nationwide would have imposed higher charges under the contract.

Amount of Payments Nationwide Receives

For the year ended December 31, 2007, the underlying mutual fund payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.65% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through this contract or other variable contracts that Nationwide and its affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments Nationwide and its affiliates receive depends on the assets of the underlying mutual funds attributable to the contract, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds

Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor Nationwide considers during the identification process is whether the underlying mutual fund’s adviser or subadviser is one of our affiliates or whether the underlying mutual fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable contracts that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the contract in relation to its features and benefits when making your decision to invest.  Please note that higher contract and underlying mutual fund fees and charges have a direct effect on your investment performance.

Profitability

Nationwide does consider profitability when determining the charges in the contract.  In early contract years, Nationwide does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher.  Nationwide does, however, anticipate earning a profit in later contract years.  In general, Nationwide's profit will be greater the higher the investment return and the longer the contract is held.

Contract Modification

Nationwide may modify the annuity contracts, but no modification will affect the amount or term of any annuity contract unless a modification is required to conform the annuity contract to applicable federal or state law.  No modification will affect the method by which the Contract Values are determined.

Standard Charges and Deductions

Variable Account Charge

Nationwide deducts a Variable Account Charge from the variable account.  This amount is computed on a daily basis and is equal to an annualized rate of 0.95% of the daily net assets of the variable account.  This fee compensates Nationwide for expenses of distributing and issuing annuity contracts, including:

•	mortality and expense risks;

•	acquisition and administration expenses; and

•	compensation to selling agents.

If the Variable Account Charge is insufficient to cover actual expenses, the loss is borne by Nationwide. Nationwide may realize a profit from this charge.

Contract Maintenance Charge

Nationwide deducts a Contract Maintenance Charge of $30 on each contract anniversary that occurs before annuitization and upon full surrender of the contract.  This charge reimburses Nationwide for administrative expenses involved in issuing and maintaining the contract.

If, on any contract anniversary (or on the date of a full surrender), the contract value is $50,000 or more, Nationwide will waive the Contract Maintenance Charge from that point forward.

The deduction of the Contract Maintenance Charge will be taken proportionately from each sub-account based on the value in each option as compared to the total contract value.

Nationwide will not increase the Contract Maintenance Charge.  Nationwide will not reduce or eliminate the Contract Maintenance Charge where it would be discriminatory or unlawful.

Premium Taxes

Nationwide will charge against the contract value any premium taxes levied by a state or other government entity.  Premium tax rates currently range from 0% to 5.0%.  This range is subject to change.  The method used to assess premium tax will be determined by Nationwide at its sole discretion in compliance with state law.

If applicable, Nationwide will deduct premium taxes from the contract either at:

1)	the time the contract is surrendered;

2)	annuitization; or

3)	such earlier date as Nationwide becomes subject to premium taxes.

Premium taxes may be deducted from death benefit proceeds.

Short-Term Trading Fees

Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a sub-account that occur within 60 days after the date of allocation to the sub-account.

Short-term trading fees are intended to compensate the underlying mutual fund (and contract owners with interests allocated in the underlying mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-term trading fees are not intended to affect the large majority of contract owners not engaged in such strategies.

Any short-term trading fee assessed by any underlying mutual fund available in conjunction with the contracts described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading.  Short-term trading fees will only apply to those sub-accounts corresponding to underlying mutual funds that charge such fees (see the underlying mutual fund prospectus).  Any short-term trading fees paid are retained by the underlying mutual fund, not by Nationwide, and are part of the underlying mutual fund’s assets.  Contract owners are responsible for monitoring the length of time allocations are held in any particular underlying mutual fund.  Nationwide will not provide advance notice of the assessment of any applicable short-term trading fee.

For a complete list of the underlying mutual funds offered under the contract that assess (or reserve the right to assess) a short-term trading fee, please see "Appendix A" later in this prospectus.

If a short-term trading fee is assessed, the underlying mutual fund will charge the variable account 1% of the amount determined to be engaged in short-term trading.  The variable account will then pass the short-term trading fee on to the specific contract owner that engaged in short-term trading by deducting an amount equal to the short-term trading fee from that contract owner’s sub-account value.  All such fees will be remitted to the underlying mutual fund; none of the fee proceeds will be retained by Nationwide or the variable account.

When multiple purchase payments (or exchanges) are made to a sub-account that is subject to short-term trading fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees.  In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the short-term trading fees.  Transactions that are not subject to short-term trading fees include:

•	scheduled and systematic transfers, such as Dollar Cost Averaging, Asset Rebalancing, and Systematic Withdrawals;

•	contract surrenders;

•	surrenders of annuity units to make annuity payments;

•	surrenders of accumulation units to pay a death benefit;

•	surrenders of accumulation units to pay the contract maintenance charge; or

•	transfers made upon annuitization of the contract.

New share classes of certain currently available underlying mutual funds may be added as investment options under the contracts.  These new share classes may require the assessment of short-term trading or redemption fees.  When these new share classes are added, new purchase payment allocations and exchange reallocations to the underlying mutual funds in question may be limited to the new share class.

Contract Ownership

The contract owner has all the rights under the contract.  Purchasers who name someone other than themselves as the contract owner will have no rights under the contract.

Contract owners may name a new contract owner at any time before the annuitization date.  Any change of contract owner automatically revokes any prior contract owner designation.  Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.

A change in contract ownership must be submitted in writing and recorded at Nationwide’s home office.  Any request to change the contract owner may require a signature guarantee and must be signed by the contract owner and the person designated as the new contract owner.

The contract owner may also request a change in the joint owner, contingent owner, annuitant, beneficiary, or contingent beneficiary before the annuitization date.  These changes must be:

•	on a Nationwide form;

•	signed by the contract owner; and

•	received at Nationwide’s home office before the annuitization date.

No change will be effective unless and until it is received and recorded at Nationwide’s home office. Once recorded, the change will be effective as of the date signed.    However, the change will not affect any payments made or actions taken by Nationwide before it was recorded.

Nationwide may reject changes to the parties named in the contract if the risk originally assumed by Nationwide in issuing the contract is materially altered.  The risk originally assumed by Nationwide may have been materially altered if: information provided by the contract owner is materially false, misleading or incomplete; if the result of the change is to transfer rights or benefits to an institutional investor; the change results in the same owner attempting to use a series of Nationwide contracts and name different annuitants; or when the change results in the contract being used along with other Nationwide contracts to cover a single life.  Should Nationwide discover that the changes are being used for such purposes, Nationwide may rescind the contract and return the contract value.

Nationwide must review and approve any change requests.  In addition, any change to the annuitant is subject to underwriting by Nationwide.  If the contract owner is not a natural person (e.g. a trust or corporation) and there is a change of the annuitant, distributions will be made as if the contract owner died at the time of the change.

Joint Ownership

Joint owners each own an undivided interest in the contract.

Contract owners can name a joint owner at any time before annuitization subject to the following conditions:

•	joint owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal joint owners;

•	the exercise of any ownership right in the contract will generally require a written request signed by both joint owners;

•	Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either joint owner; and

•	an election in writing signed by both contract owners must be made to authorize Nationwide to allow the exercise of ownership rights independently by either joint owner.

Contingent Ownership

The contingent owner is entitled to certain benefits under the contract if a contract owner who is not the annuitant dies before the annuitization date, and there is no surviving joint owner.

The contract owner may name or change a contingent owner at any time before the annuitization date.  To change the contingent owner, a written request must be submitted to Nationwide.  Once Nationwide has recorded the change, it will be effective as of the date it was signed, whether or not the contract owner was living at the time it was recorded.  The change will not affect any action taken by Nationwide before the change was recorded.

Annuitant

The annuitant is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends.  This person must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for an annuitant of greater age.  The annuitant may be changed before the annuitization date with Nationwide’s consent.

Beneficiary and Contingent Beneficiary

The beneficiary is the person who is entitled to the death benefit if the annuitant dies before the annuitization date and there is no joint owner.  The contract owner can name more than one beneficiary.  Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

The contract owner may change the beneficiary or contingent beneficiary during the annuitant’s lifetime by submitting a written request to Nationwide.  Once recorded, the change will be effective as of the date it was signed, whether or not the annuitant was living at the time it was recorded.  The change will not affect any action taken by Nationwide before the change was recorded.

Operation of the Contract

Minimum Initial and Subsequent Purchase Payments

The minimum initial purchase payment is $5,000.  A contract owner can meet the minimum initial purchase payment requirement by making purchase payments equal to the required minimum over the course of the first contract year.  Each purchase payment applied toward meeting the minimum purchase payment requirement must be at least $200.  Nationwide reserves the right to rescind the contract if the minimum initial purchase payment of $5,000 is not met in the first contract year.  Nationwide will refund the contract value, including deduction of any contract charges, unless otherwise required by state law.

Minimum subsequent purchase payments must be at least $200.  For subsequent purchase payments sent via automatic deposit, the minimum subsequent purchase payment is $50.

Pricing

Initial purchase payments allocated to sub-accounts will be priced at the accumulation unit value determined no later than 2 business days after receipt of an order to purchase if the application and all necessary information are complete.  If the application is not complete, Nationwide may retain a purchase payment for up to 5 business days while attempting to complete it.  If the application is not completed within 5 business days, the prospective purchaser will be informed of the reason for the delay.  The purchase payment will be returned unless the prospective purchaser specifically allows Nationwide to hold the purchase payment until the application is completed.

Subsequent purchase payments will be priced based on the next available accumulation unit value after the payment is received.

Except on the days listed below and on weekends, purchase payments, transfers and surrenders are priced every day.  Purchase payments will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

• New Year's Day	• Independence Day
• Martin Luther King, Jr. Day	• Labor Day
• Presidents’ Day	• Thanksgiving
• Good Friday	• Christmas
• Memorial Day

Nationwide also will not price purchase payments if:

1)	trading on the New York Stock Exchange is restricted;

2)	an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist.   If Nationwide is closed on days when the New York Stock Exchange is open, Contract value may change and contract owners will not have access to their accounts.

Allocation of Purchase Payments

Nationwide allocates purchase payments to sub-accounts as instructed by the contract owner.  Shares of the underlying mutual funds allocated to the sub-accounts are purchased at Net asset value, then converted into accumulation units.  Contract owners can change allocations or request exchanges among the sub-accounts.  However, no change may be made that would result in an amount less than 1% of the purchase payment being allocated to any sub-account.  Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

Determining the Contract Value

The contract value is the sum of the value of amounts allocated to the sub-accounts of the variable account.

If part or all of the contract value is surrendered, or charges are assessed against the contract value, Nationwide will deduct a proportionate amount from each sub-account.

Determining Variable Account Value – Valuing an Accumulation Unit

Purchase payments or transfers allocated to the underlying mutual funds are accounted for in accumulation units.  Accumulation unit values (for each sub-account) are determined by calculating the net investment factor for the underlying mutual fund for the current valuation period and multiplying that result with the accumulation unit values determined on the previous valuation period.

Nationwide uses the net investment factor as a way to calculate the investment performance of a sub-account from valuation period to valuation period.  For each sub-account, the net investment factor shows the investment performance of the underlying mutual fund in which a particular sub-account invests, including the charges assessed against that sub-account for a valuation period.

The net investment factor is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

a) is the sum of:

1)	the Net asset value of the underlying mutual fund as of the end of the current valuation period; and

2)	the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period); and

b) is the Net asset value of the underlying mutual fund determined as of the end of the preceding valuation period; and

c) is a factor representing the daily variable account charges. The factor is equal to an annualized rate of 0.95% of the daily net assets of the variable account.

Net asset value is computed by adding the value of all of an underlying mutual fund's holdings and other assets, deducting liabilities and then dividing the result by the number of shares outstanding.

Based on the net investment factor, the value of an accumulation unit may increase or decrease.  Changes in the net investment factor may not be directly proportional to changes in the Net asset value of the underlying mutual fund shares because of the deduction of variable account charges.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

Transfers Prior to Annuitization

Transfers Among the Sub-Accounts

A contract owner may request to transfer allocations among the sub-accounts at any time.

Transfers After Annuitization

After annuitization, transfers may only be made on the anniversary of the annuitization date.

Transfer Requests

Contract owners may submit transfer requests in writing, over the telephone, or via the internet.  Nationwide will use reasonable procedures to confirm that instructions received are genuine and will not be liable for following instructions that it reasonably determined to be genuine.  Nationwide may restrict or withdraw the telephone and/or internet transfer privilege at any time.

Generally, sub-account transfers will receive the accumulation unit value next computed after the transfer request is received.  However, if a contract that is limited to submitting transfer requests via U.S. mail submits a transfer request via the internet or telephone pursuant to Nationwide's one-day delay policy, the transfer will be executed on the next business day after the exchange request is received by Nationwide (see "Managers of Multiple Contracts").

Transfer Restrictions

Neither the contracts described in this prospectus nor the underlying mutual funds are designed to support active trading strategies that require frequent movement between or among sub-accounts (sometimes referred to as "market-timing" or "short-term trading").  A contract owner who intends to use an active trading strategy should consult his/her registered representative and request information on other Nationwide variable annuity contracts that offer underlying mutual funds that are designed specifically to support active trading strategies.

Nationwide discourages (and will take action to deter) short-term trading in this contract because the frequent movement between or among sub-accounts may negatively impact other investors in the contract.  Short-term trading can result in:

•	the dilution of the value of the investors’ interests in the underlying mutual fund;

•
underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this contract from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  Nationwide makes no assurances that all risks associated with short-term trading will be completely eliminated by this process and/or restrictions.

Nationwide cannot guarantee that its attempts to deter active trading strategies will be successful.  If we are unable to deter active trading strategies, the performance of the sub-accounts that are actively traded may be adversely impacted.

Redemption Fees

Some underlying mutual funds assess a short-term trading fee in connection with transfers from a sub-account that occur within 60 days after the date of the allocation to the sub-account.  The fee is assessed against the amount transferred and is paid to the underlying mutual fund.  Redemption fees compensate the underlying mutual fund for any negative impact on fund performance resulting from short-term trading.  For more information on short-term trading fees, please see the "Short-Term Trading Fees" provision.

U.S. Mail Restrictions

Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a contract may appear on these reports if the contract owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring on a given trading day (valuation period).  For example, if a contract owner executes multiple transfers involving 10 underlying mutual funds in one day, this counts as one transfer event.

As a result of this monitoring process, Nationwide may restrict the method of communication by which transfer orders will be accepted.  In general, Nationwide will adhere to the following guidelines:

Trading Behavior		Nationwide's Response
6 or more transfer events in one calendar quarter		Nationwide will mail a letter to the contract owner notifying them that:

	(1)	they have been identified as engaging in harmful trading practices; and
	(2)	if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the contract owner will be limited to submitting transfer requests via U.S. mail.
More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year		Nationwide will automatically limit the contract owner to submitting transfer requests via U.S. mail.

Each January 1st, Nationwide will start the monitoring anew, so that each contract starts with 0 transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts

Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple contract owners.  These multi-contract advisers will generally be required by Nationwide to submit all transfer requests via U.S. mail.

Nationwide may, as an administrative practice, implement a "one-day delay" program for these multi-contract advisers, which they can use in addition to or in lieu of submitting transfer requests via U.S. mail or telephone.  The one-day delay option permits multi-contract advisers to continue to submit transfer requests via the internet or telephone.  However, transfer requests submitted by multi-contract advisers via the internet or telephone will not receive the next available accumulation unit value.  Rather, they will receive the accumulation unit value that is calculated on the following business day.  Transfer requests submitted under the one-day delay program are irrevocable.  Multi-contract advisers will receive advance notice of being subject to the one-day delay program.

Other Restrictions

Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect contract owners, annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some contract owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.

Any restrictions that Nationwide implements will be applied consistently and uniformly.

Underlying Mutual Fund Restrictions and Prohibitions

Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any Nationwide contract owner;

(2)request the amounts and dates of any purchase, redemption, transfer or exchange request (“transaction information”); and

(3)instruct Nationwide to restrict or prohibit further purchases or exchanges by contract owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).

Nationwide is required to provide such transaction information to the underlying mutual funds upon their request.  In addition, Nationwide is required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.  Nationwide and any affected contract owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by Nationwide, Nationwide will keep any affected contract owner in their current underlying mutual fund allocation.

Right to Examine

If the contract owner elects to cancel the contract, he/she may return it to Nationwide’s home office within a certain period of time known as the “free look” period.  Depending on the state in which the contract was purchased (and, in some states, if the contract is purchased as a replacement for another annuity contract), the free look period may be 10 days or longer.  For ease of administration, Nationwide will honor any free look cancellation that is received at Nationwide’s home office or postmarked within 30 days after the contract issue date.  The contract issue date is the next business day after the initial purchase payment is applied to the contract.

If the contract owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the greater of the contract value or the amount of purchase payment(s) applied during the free look period, less any applicable federal and state income tax withholding.  Otherwise, Nationwide will return the contract value, less any applicable federal and state income tax withholding.

In some states, Nationwide will allocate initial purchase payments to the money market sub-account during the free look period.  After the free look period, Nationwide will reallocate the contract value among the sub-accounts based on the instructions contained on the application.

Liability of the variable account under this provision is limited to the contract value in each sub-account on the date of revocation.  Any additional amounts refunded to the contract owner will be paid by Nationwide.

Surrender (Redemption) Prior to Annutization

Contract owners may surrender some or all of their contract value before the earlier of the annuitization date or the annuitant’s death.  Surrender requests must be in writing and Nationwide may require additional information.  When taking a full surrender, the contract must accompany the written request.  Nationwide may require a signature guarantee.

Nationwide will pay any amounts surrendered from the sub-accounts within 7 days.  However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer (See “Pricing”).

Surrenders from the contract may be subject to federal income tax and/or a penalty tax.  See "Federal Income Taxes" in Appendix C.

Partial Surrenders (Partial Redemptions)

If a contract owner requests a partial surrender, Nationwide will surrender accumulation units from the sub-accounts.  The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request.

Partial Surrenders to Pay Investment Advisory Fees

Some contract owners utilize an investment advisor(s) to manage their assets, for which the investment advisor assesses a fee.  Investment advisors are not endorsed or affiliated with Nationwide and Nationwide makes no representation as to their qualifications.  The fees for these investment advisory services are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus.  Some contract owners authorize their investment advisor to take a partial surrender(s) from the contract in order to collect investment advisory fees.  Surrenders taken from this contract to pay advisory or investment management fees are subject to the CDSC provisions of the contract and may be subject to income tax and/or tax penalties.

Full Surrenders (Full Redemptions)

The contract value upon full surrender may be more or less than the total of all purchase payments made to the contract.  The contract value will reflect:

•	variable account charges;

•
a $30 Contract Maintenance Charge (this charge will be waived upon full surrender if the contract value is equal to or greater than $50,000 at the time of the full surrender or on any contract anniversary prior to the full surrender);

•	underlying mutual fund charges; and

•	the investment performance of the underlying mutual funds.

Assignment

Contract rights are personal to the contract owner and may not be assigned without Nationwide’s written consent.

A contract owner may assign some or all rights under the contract.  An assignment must occur before annuitization while the annuitant is alive.  Assignments are not recognized by Nationwide until received and recorded by our home office.  Nationwide may reject or not recognize assignments designed to alter the character of the risk Nationwide originally assumed in issuing the contract.  Once proper notice of assignment is recorded, the assignment will become effective.

Nationwide is not responsible for the validity or tax consequences of any assignment.  Nationwide is not liable for any payment or settlement made before the assignment is recorded.  Assignments will not be recorded until Nationwide receives sufficient direction from the contract owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned.  Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire contract value may cause the portion of the contract value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

Contract Owner Services

Asset Rebalancing

Asset Rebalancing is the automatic reallocation of contract values to the sub-accounts on a predetermined percentage basis.  Each Asset Rebalancing reallocation is considered a transfer event.  Requests for Asset Rebalancing must be on a Nationwide form.  Once Asset Rebalancing is elected, it will only be terminated upon specific instruction from the contract owner; manual transfers will not automatically terminate the program.

Asset Rebalancing occurs every three months or on another frequency if permitted by Nationwide.  If the last day of the three-month period falls on a Saturday, Sunday, recognized holiday, or any other day when the New York Stock Exchange is closed, Asset Rebalancing will occur on the next business day.

Contract owners should consult a financial adviser to discuss the use of Asset Rebalancing.

Nationwide reserves the right to stop establishing new Asset Rebalancing programs.

Dollar Cost Averaging

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time.  It involves the automatic transfer of a specified amount from certain sub-accounts into other sub-accounts.  Nationwide does not guarantee that this program will result in profit or protect contract owners from loss.

Contract owners direct Nationwide to automatically transfer specified amounts from the NVIT Money Market Fund: Class V to any other underlying mutual fund.  Transfers may occur monthly or on another frequency if permitted by Nationwide.

Dollar Cost Averaging transfers are not considered transfer events.  Nationwide will process transfers until either the value in the originating investment option is exhausted, or the contract owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs.

Systematic Withdrawals

Systematic Withdrawals allow contract owners to receive a specified amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis.  Requests for Systematic Withdrawals and requests to discontinue Systematic Withdrawals must be in writing.

The withdrawals will be taken from the sub-accounts proportionately unless Nationwide is instructed otherwise.

Nationwide will withhold federal income taxes from Systematic Withdrawals unless otherwise instructed by the contract owner.  The Internal Revenue Service may impose a 10% penalty tax if the contract owner is under age 59½ unless the contract owner has made an irrevocable election of distributions of substantially equal payments.

For example, assume a scenario whereby the Premium equals $100,000 and the initial free withdrawal (“w/d”) equals $10,000.

Withdrawal in year 1$15,000
Less free w/d$10,000
Premium w/d subject to CDSC     $5,000

Withdrawal in year 2 $15,000
Less free w/d   $9,500 = 0.10* ($100,000 – $5,000)
Premium w/d subject to CDSC    $5,500

Since the withdrawal exceeded the free withdrawal amount, the free withdrawal amount available decreases.

Nationwide reserves the right to stop establishing new Systematic Withdrawal programs.    Systematic Withdrawals are not available before the end of the ten day free look period (see "Right to Examine").

Annuity Commencement Date

The annuity commencement date is the date on which annuity payments are scheduled to begin. The contract owner may change the annuity commencement date before annuitization.  This change must be in writing and approved by Nationwide.  The change will become effective as of the date signed, but will not apply to any payment made or action taken by Nationwide before it is recorded at Nationwide's home office.

Annuitizing the Contract

Annuitization Date

The annuitization date is the date that annuity payments begin.  The annuitization date will be the first day of a calendar month unless otherwise agreed.  The annuitization date must be at least 2 years after the contract is issued, but may not be later than either:

•	the age (or date) specified in your contract; or

•	the age (or date) specified by state law, where applicable.

The Internal Revenue Code may require that distributions be made prior to the annuitization dates specified above (see "Required Distributions" in Appendix C).

Annuitization

Annuitization is the period during which annuity payments are received.  It is irrevocable once payments have begun.  Upon arrival of the annuitization date, the annuitant must choose:

1)	an annuity payment option; and

2)	either a fixed payment annuity, variable payment annuity, or an available combination.

Nationwide guarantees that each payment under a fixed payment annuity will be the same throughout annuitization.  Under a variable payment annuity, the amount of each payment will vary with the performance of the underlying mutual funds chosen by the contract owner.  There are no partial or full surrenders permitted after annuitization (except regularly scheduled annuity payments) (see "Annuity Payment Options").

For contracts with total purchase payments in excess of $2,000,000, Nationwide will limit the amount that may be annuitized on any single life to $5,000,000.  If the amount to be annuitized exceeds $5,000,000, Nationwide will allow additional individuals to be named as annuitants (for annuitization purposes only).

Fixed Payment Annuity

A fixed payment annuity is an annuity where the amount of the annuity payments remains level.

The first payment under a fixed payment annuity is determined on the annuitization date based on the annuitant’s age (in accordance with the contract) by:

1)	deducting applicable premium taxes from the total contract value; then

2)	applying the contract value amount specified by the contract owner to the fixed payment annuity table for the annuity payment option elected.

Subsequent payments will remain level unless the annuity payment option elected provides otherwise. Nationwide does not credit discretionary interest during annuitization.

VariablePayment Annuity

A variable payment annuity is an annuity where the amount of the annuity payments will vary depending on the performance of the underlying mutual funds selected.

The first payment under a variable payment annuity is determined on the annuitization date based on the annuitant’s age (in accordance with the contract) by:

1)	deducting applicable premium taxes from the total contract value; then

2)	applying the contract value amount specified by the contract owner to the variable payment annuity table for the annuity payment option elected.

The dollar amount of the first payment is converted into a set number of annuity units that will represent each monthly payment.  This is done by dividing the dollar amount of the first payment by the value of an annuity unit as of the annuitization date.  This number of annuity units remains fixed during annuitization.  After annuitization, transfers among sub-accounts may only be made on the anniversary of the annuitization date.

The second and subsequent payments are determined by multiplying the fixed number of annuity units by the annuity unit value for the valuation period in which the payment is due.  The amount of the second and subsequent payments will vary with the performance of the selected underlying mutual funds.  Nationwide guarantees that variations in mortality experience from assumptions used to calculate the first payment will not affect the dollar amount of the second and subsequent payments.

Value of an Annuity Unit

Annuity unit values for sub-accounts are determined by:

1)	multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for the subsequent valuation period (see "Determining the Contract Value"); and then

2)	multiplying the result from (1) by a factor to neutralize the assumed investment return factor.

Assumed Investment Rate

An assumed investment rate is the percentage rate of return assumed to determine the amount of the first payment under a variable payment annuity.  Nationwide uses the assumed investment rate of 3.5% to calculate the first annuity payment and to calculate the investment performance of an underlying mutual fund in order to determine subsequent payments under a variable payment annuity.  An assumed investment rate is the percentage rate of return required to maintain level variable annuity payments.  Subsequent variable annuity payments may be more or less than the first payment based on whether actual investment performance of the underlying mutual funds is higher or lower than the assumed investment rate of 3.5%.

Exchanges among Underlying Mutual Funds

Exchanges among underlying mutual funds during annuitization must be requested in writing.  Exchanges will occur on each anniversary of the annuitization date.

Frequency and Amount of Annuity Payments

Payments are made based on the annuity payment option selected, unless:

•	the amount to be distributed is less than $2,000, in which case Nationwide may make one lump sum payment of the contract value; or

•
an annuity payment would be less than $20, in which case Nationwide can change the frequency of payments to intervals that will result in payments of at least $20.  Payments will be made at least annually.

Annuity payments will generally be received within 7 to 10 days after each annuity payment date.

Annuity Payment Options

The annuitant must elect an annuity payment option before the annuitization date.  If the annuitant does not elect an annuity payment option, a variable payment life annuity with a guarantee period of 240 months will be assumed as the automatic form of payment upon annuitization.  Once elected or assumed, the annuity payment option may not be changed.

Not all of the annuity payment options may be available in all states.  Additionally, the annuity payment options available may be limited based on the annuitant’s age (and the joint annuitant’s age, if applicable) or requirements under the Internal Revenue Code.

Annuity Payment Options for Contracts with Total Purchase Payments Less Than or Equal to $2,000,000

If, at the annuitization date, the total of all purchase payments made to the contract is less than or equal to $2,000,000, the annuity payment options available are:

•	Single Life;

•	Standard Joint and Survivor; and

•	Single Life with a 10 or 20 Year Term Certain.

Each of the annuity payment options is discussed more thoroughly below.

The Single Life annuity payment option provides for annuity payments to be paid during the lifetime of the annuitant.

Payments will cease with the last payment before the  annuitant’s death.  No death benefit will be paid.

No withdrawals other than the scheduled annuity payments are permitted.

Standard Joint and Survivor: The Standard Joint and Survivor annuity payment option provides for annuity payments to continue during the joint lifetimes of the annuitant and joint annuitant.  After the death of either the annuitant or joint annuitant, payments will continue for the life of the survivor.

Payments will cease with the last payment due prior to the death of the last survivor of the annuitant and joint annuitant.  As is the case of the Single Life annuity payment option, there is no guaranteed number of payments. Therefore, it is possible that if the annuitant dies before the second annuity payment date, the annuitant will receive only one annuity payment. No death benefit payment will be paid. No withdrawals other than the scheduled annuity payments are permitted.

Single Life with a 10 or 20 Year Term Certain: The Single Life with a 10 or 20 Year Term Certain annuity payment option provides that monthly annuity payments will be paid during the annuitant’s lifetime or for the term selected, whichever is longer.  The term may be either 10 or 20 years.

If the annuitant dies before the end of the 10 or 20 year term, payments will be paid to the beneficiary for the remainder of the term.

No withdrawals other than the scheduled annuity payments are permitted.

Any Other Option:  Annuity payment options not set forth in this provision may be available.  Any annuity payment option not set forth in this provision must be approved by Nationwide.

Annuity Payment Options for Contracts with Total Purchase Payments Greater Than $2,000,000

If, at the annuitization date, the total of all purchase payments made to the contract is greater than $2,000,000, Nationwide may limit the annuity payment option to the longer of:

1)	a Fixed Life Annuity with a 20 Year Term Certain; or

2)	a Fixed Life Annuity with a Term Certain to Age 95.

Additionally, Nationwide will limit the amount that may be annuitized on a single life to $5,000,000.  If the total amount to be annuitized is greater than $5,000,000, then, for the purpose of annuitization only, Nationwide will permit additional annuitants to be named.

Death Benefits

Death of Contract Owner

If a contract owner (including a joint owner) who is not the annuitant dies before the annuitization date, no death benefit is payable and the surviving joint owner becomes the contract owner.  If no joint owner is named, the contingent owner becomes the contract owner.  If no contingent owner is named, the beneficiary becomes the contract owner. If no beneficiary survives the contract owner, the last surviving contract owner’s estate becomes the contract owner.

If the contract owner and annuitant are the same, and the contract owner/annuitant dies before the annuitization date, the contingent owner will not have any rights in the contract unless the contingent owner is also the beneficiary.

Distributions under the contracts will be made pursuant to the "Required Distributions” provision in Appendix C.

Death of Annuitant

If the annuitant who is not a contract owner dies before the annuitization date, a death benefit is payable to the beneficiary.  Multiple beneficiaries will share the death benefit equally unless otherwise specified.

The beneficiary may elect to receive the death benefit:

1)	in a lump sum;

2)	as an annuity; or

3)	in any other manner permitted by law and approved by Nationwide.

If the recipient of the death benefit does not elect the form in which to receive the death benefit payment, Nationwide will pay the death benefit in a lump sum.

If no beneficiary survives the annuitant, the contingent beneficiary receives the death benefit.  Multiple contingent beneficiaries will share the death benefit equally, unless otherwise specified.

If no beneficiary(ies) or contingent beneficiary(ies) survive the annuitant, the contract owner or the last surviving contract owner’s estate will receive the death benefit.

If the annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death of Contract Owner/Annuitant

If a contract owner (including a joint owner) who is also the annuitant dies before the annuitization date, a death benefit is payable to the surviving joint owner.

If there is no surviving joint owner, the death benefit is payable to the beneficiary.  Multiple beneficiaries will share the death benefit equally unless otherwise specified.

If no beneficiaries survive the contract owner/annuitant, the contingent beneficiary receives the death benefit.  Multiple contingent beneficiaries will share the death benefit equally unless otherwise specified.

If no contingent beneficiaries survive the contract owner/annuitant, the last surviving contract owner’s estate will receive the death benefit.

If the contract owner/annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death Benefit Payment

Contract value will continue to be allocated according to the most recent allocation instructions until the death benefit is paid.  The death benefit value is determined as of the date Nationwide receives:

1)	proper proof of the annuitant’s death;

2)	an election specifying the distribution method; and

3)	any state required form(s).

Death Benefit

If the annuitant dies prior to the annuitization date, the death benefit will be equal to the contract value.  Nationwide will pay (or begin to pay) the death benefit upon receiving proof of death and the instructions as to the payment of the death benefit.

If the contract has multiple beneficiaries entitled to receive a portion of the death benefit, the contract value will continue to be allocated according to the most recent allocation instructions until the first beneficiary is paid.  After the first beneficiary is paid, the remaining contract value will be allocated to the available money market sub-account until instructions are received from the remaining beneficiary(ies).

Statements and Reports

Nationwide will mail contract owners statements and reports.  Therefore, contract owners should promptly notify Nationwide of any address change.

These mailings will contain:

•	statements showing the contract’s quarterly activity;

•
confirmation statements showing transactions that affect the contract's value.  Confirmation statements will not be sent for recurring transactions (i.e., dollar cost averaging or salary reduction programs).  Instead, confirmation of recurring transactions will appear in the contract's quarterly statements; and

•	semi-annual and annual reports of allocated underlying mutual funds.

Contract owners can receive information from Nationwide faster and reduce the amount of mail they receive by signing up for Nationwide’s eDelivery program.  Nationwide will notify contract owners by email when important documents (statements, prospectuses and other documents) are ready for a contract owner to view, print, or download from Nationwide’s secure server. To choose this option, go to www.nationwide.com/login.

Contract owners should review statements carefully.  All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract.  Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements are correct.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple contract owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the contract owner(s).  Household delivery will continue for the life of the contracts.  Please call 1-866-223-0303 to resume regular delivery.  Please allow 30 days for regular delivery to resume.

Legal Proceedings

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business.  It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  Nationwide does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide’s consolidated financial position.  However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices.  A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than Nationwide.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years.  Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues.  Nationwide has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide.  Nationwide has cooperated with these investigations.  Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by Nationwide and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer.  Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back medium-term note (MTN) programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives.  Related investigations, proceedings or inquiries may be commenced in the future.  Nationwide and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the Nationwide MTN program.  Nationwide is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies.  These proceedings also could affect the outcome of one or more of Nationwide’s litigation matters.  There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide in the future.

On November 20, 2007, Nationwide and Nationwide Retirement Solutions, Inc. (NRS) were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v NLIC, NRS, Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z.  The plaintiffs purport to represent a class of all participants in the Alabama State Employees Association (ASEA) plan, excluding members of the Board of Control during the Class Period and excluding ASEA’s directors, officers and board members during the class period.  The class period is the date from which Nationwide and/or NRS first made a payment to ASEA or PEBCO arising out of the funding agreement dated March 24, 2004 to the date class notice is provided.  The plaintiffs allege that the defendants breached their fiduciary duties, converted plan participants’ properties, and breached their contract when payments were made and the plan was administered under the funding agreement.  The complaint seeks a declaratory judgment, an injunction, disgorgement of amounts paid, compensatory and punitive damages, interest, attorneys’ fees and costs, and such other equitable and legal relief to which the plaintiffs and class members may be entitled.  On January 9, 2008, Nationwide and NRS filed a Notice of Removal to the United States District Court Northern District of Alabama, Southern Division.  On January 16, 2008, Nationwide and NRS filed a motion to dismiss.  On January 24, 2008, the plaintiffs filed a motion to remand.  The motions have been fully briefed.  Nationwide and NRS intend to defend this case vigorously.

On July 11, 2007, Nationwide was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al.  The plaintiffs seek to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries).  The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties.  The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  On October 12, 2007, Nationwide filed a motion to dismiss.  The motion has been fully briefed.  Nationwide intends to defend this lawsuit vigorously.

On November 15, 2006, Nationwide Financial Services, Inc. (NFS), Nationwide and NRS were named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc.  The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period.  The class period is from January 1, 1996 until the class notice is provided.  The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds.  The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest.  On January 25, 2007, NFS, Nationwide and NRS filed a motion to dismiss.  On September 17, 2007, the Court granted the motion to dismiss.  On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint.  On October 25, 2007, NFS, Nationwide and NRS filed their opposition to the plaintiff’s motion.  NFS, Nationwide and NRS continue to defend this lawsuit vigorously.

On February 11, 2005, Nationwide was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company.  The plaintiff claims that the total of modal payments that policyholders paid per year exceeded the guaranteed maximum premium provided for in the policy. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment.  The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees.  On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims.  The court certified a class consisting of all residents of the United States and the Virgin Islands who, during the class period, paid premiums on a modal basis to Nationwide for term life insurance policies issued by Nationwide during the class period that provide for guaranteed maximum premiums, excluding certain specified products.  Excluded from the class are Nationwide; any parent, subsidiary or affiliate of Nationwide; all employees, officers and directors of Nationwide; and any justice, judge or magistrate judge of the State of Ohio who may hear the case.  The class period is from February 10, 1990 through February 2, 2006, the date the class was certified.  On January 26, 2007, the plaintiff filed a motion for summary judgment.  On April 30, 2007, Nationwide filed a motion for summary judgment.  On February 4, 2008, the Court entered its ruling on the parties’ pending motions for summary judgment.  The Court granted Nationwide’s motion for summary judgment for some of the plaintiffs’ causes of action, including breach of contract claims on all decreasing term policies, plaintiff Carr’s individual claims for fraud by omission, violation of the Ohio Deceptive Trade Practices Act and all unjust enrichment claims.  However, several claims against Nationwide remain, including plaintiff Carr’s individual claim for breach of contract and the plaintiff Class’ claims for breach of contract for the term life policies in 43 of 51 jurisdictions.  The Court has requested additional briefing on Nationwide’s affirmative defense that the doctrine of voluntary payment acts as a defense to the breach of contract claims. Nationwide continues to defend this lawsuit vigorously.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company.  Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004.  On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation.  In response, on May 13, 2005, the plaintiff filed the first amended complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity.  The first amended complaint purports to disclaim, with respect to market timing or stale price trading in Nationwide’s annuities sub-accounts, any allegation based on Nationwide’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of Nationwide annuities or units in annuities sub-accounts.  The plaintiff claims, in the alternative, that if Nationwide is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to Nationwide’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity.  The first amended complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs.  On June 1, 2006, the District Court granted Nationwide’s motion to dismiss the plaintiff’s complaint.  The plaintiff appealed the District Court’s decision, and the issues have been fully briefed.  Nationwide continues to defend this lawsuit vigorously.

On August 15, 2001, NFS and Nationwide were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company.  Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from Nationwide.  The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds.  The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class.  On September 25, 2007, NFS’ and Nationwide’s motion to dismiss the plaintiffs’ fifth amended complaint was denied.  On October 12, 2007, NFS and Nationwide filed their answer to the plaintiffs’ fifth amended complaint and amended counterclaims.  On November 1, 2007, the plaintiffs filed a motion to dismiss NFS’ and Nationwide’s amended counterclaims.  On November 15, 2007, the plaintiffs filed a motion for class certification.  On February 8, 2008, the Court denied the plaintiffs’ motion to dismiss the amended counterclaim, with the exception that it was tentatively granting the plaintiffs’ motion to dismiss with respect to the Companies’ claim that it could recover any “disgorgement remedy” from plan sponsors.  NFS and Nationwide continue to defend this lawsuit vigorously.

The general distributor, NISC, is not engaged in any litigation of any material nature.

To learn more about this product, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus.  For a free copy of the SAI and to request other information about this product please call our Service Center at 1-800-
848-6331 (TDD 1-800-238-3035) or write to us at Nationwide Life Insurance Company, 5100 Rings Road, RR1-04-F4, Dublin, Ohio 43017-1522.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the product.  Information about us and the product (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811- 21205
Securities Act of 1933 Registration File No. 333-104339

Appendix A:  Underlying Mutual Funds

The underlying mutual funds listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.

Please refer to the prospectus for each underlying mutual fund for more detailed information.

AIM Variable Insurance Funds - AIM V.I. Basic Value Fund: Series I Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	Invesco Aim Advisors, Inc.
Sub-adviser:	Invesco Trimark Investment Management, Inc.; Invesco Global Asset
Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior
Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset
Management Limited; Invesco Asset Management (Japan) Limited; Invesco
Asset Management Deutschland, GmbH; and Invesco Australia Limited
Investment Objective:	Long-term growth of capital.

AIM Variable Insurance Funds - AIM V.I. Capital Development Fund: Series I Shares
Investment Adviser:	Invesco Aim Advisors, Inc.
Sub-adviser:	Invesco Trimark Investment Management, Inc.; Invesco Global Asset
Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior
Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset
Management Limited; Invesco Asset Management (Japan) Limited; Invesco
Asset Management Deutschland, GmbH; and Invesco Australia Limited
Investment Objective:	Long-term capital growth.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class A
Investment Adviser:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Adviser:	American Century Global Investment Management, Inc.
Investment Objective:	Capital growth.

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class III
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	American Century Global Investment Management, Inc.
Investment Objective:	Capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

American Century Variable Portfolios, Inc. - American Century VP Ultra Fund: Class I
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2007
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Vista Fund: Class I
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

BlackRock Large Cap Core V.I. Fund: Class II
Investment Adviser:	BlackRock Advisors, LLC
Sub-adviser:	BlackRock Investment Management International Limited
Investment Objective:	The fund seeks its investment objective of long-term capital growth through investment primarily in a diversified portfolio of equity securities of large-
cap companies located in the United States.

Calvert Variable Series, Inc. - CVS Social Equity Portfolio
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Adviser:	Calvert Asset Management Company, Inc.
Sub-adviser:	Atlanta Capital Management Company, L.L.C.
Investment Objective:	Growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet Portfolio's investment and social criteria.

Dreyfus Investment Portfolios - Mid Cap Stock Portfolio: Initial Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2005
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	The portfolio seeks capital appreciation.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Fayez Sarofim
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Dreyfus Variable Investment Fund - International Value Portfolio: Initial Shares
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Boston Company Asset Management
Investment Objective:	Long-term capital growth.

Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Long-term capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Investments Money Management, Inc.
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2
Investment Adviser:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 2
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
Investment Adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Mid Cap Value Fund: Institutional Shares
Investment Adviser:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Long-term capital appreciation.

J.P. Morgan Insurance Trust - JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio Class 1
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2005
Investment Adviser:	JPMorgan Investment Advisors Inc.
Investment Objective:	Growth of capital and secondarily, current income by investing primarily in equity securities.

J.P. Morgan Insurance Trust - JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio Class 1
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2006
Investment Adviser:	JPMorgan Investment Advisors Inc.
Investment Objective:	Capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Janus Aspen Series - Balanced Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital, consistent with preservation of capital and balanced by current income.

Janus Aspen Series - Forty Portfolio: Service Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - International Growth Portfolio: Service II Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Lincoln Variable Insurance Products Trust – Baron Growth Opportunities Fund: Service Class
Investment Adviser:	Lincoln Investment Advisors Corporation
Sub-adviser:	BAMCO, Inc.
Investment Objective:	Capital appreciation.

Lord Abbett Series Fund, Inc. - Mid-Cap Value Portfolio: Class VC
Investment Adviser:	Lord, Abbett & Co. LLC
Investment Objective:	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the market place.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	High current income.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Gartmore NVIT Emerging Markets Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Gartmore NVIT Global Utilities Fund: Class III
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Gartmore NVIT International Equity Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income.

Nationwide Variable Insurance Trust - NVIT Global Financial Services Fund: Class III
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	To provide a high level of income as is consistent with the preservation of capital.

Nationwide Variable Insurance Trust - NVIT Health Sciences Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	To maximize growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of return consistent with a conservative level of risk compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderately conservative level of risk.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class V
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	High level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	AIM Capital Management, Inc. and American Century Global Investment
Management Inc.
Investment Objective:	The fund seeks long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	AllianceBernstein Management; JP Morgan Investment Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management; Neuberger Berman Management Inc. and
Wells Fargo Investment Management
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management, L.P., Wellington Management
Company, LLP, and Deutsche Investment Management Americas Inc.,
doing business as Deutsche Asset Management
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Oberweis Asset Management, Inc.; Waddell & Reed Investment Management
Company
Investment Objective:	Capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P.
Morgan Investment Management Inc.
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.: American Century Investment
Management Inc.; Gartmore Global Partners; Morgan Stanley Investment
Management; Neuberger Berman Management, Inc.; Putnam Investment
Management, LLC; Waddell & Reed Investment Management Company
Investment Objective:	Long-term growth of capital.

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - NVIT Technology and Communications Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Van Kampen NVIT Multi Sector Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	Above average total return over a market cycle of three to five years.

Nationwide Variable Insurance Trust - Van Kampen NVIT Real Estate Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	The fund seeks current income and long-term capital appreciation.

Neuberger Berman Advisers Management Trust - AMT Fasciano Portfolio: S Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2005
Investment Adviser:	Neuberger Berman Management Inc.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Long-term capital growth.

Neuberger Berman Advisers Management Trust - AMT International Portfolio: S Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	Neuberger Berman Management Inc.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Long-term growth of capital by investing primarily in common stocks of foreign companies.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio: I Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Adviser:	Neuberger Berman Management Inc.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Capital growth.

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum total return consistent with preservation of capital and prudent investment management.

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum total return consistent with preservation of capital and prudent investment management.

PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum real return consistent with preservation of real capital and prudent investment management.

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum total return consistent with preservation of capital and prudent investment management.

Pioneer Variable Contracts Trust - Pioneer High Yield VCT Portfolio: Class I Shares
Investment Adviser:	Pioneer Investment Management, Inc.
Investment Objective:	Maximize total return through a combination of income and capital appreciation.

Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class
Investment Adviser:	Royce & Associates, LLC
Investment Objective:	Long-term capital growth.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: Class II
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio: Class II
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Long-term capital appreciation by investing in medium-sized growth companies.

T. Rowe Price Equity Series, Inc. - T. Rowe Price New America Growth Portfolio
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Long-term growth of capital primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the
United States.

The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio: Class I
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

W&R Target Funds, Inc. - Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Capital growth with a secondary objective of current income.

W&R Target Funds, Inc. - Real Estate Securities Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Advantus Capital Management, Inc.
Investment Objective:	Total return through a combination of capital appreciation and current

Appendix B: Condensed Financial Information

The following tables reflect accumulation unit values for the units of the sub-accounts.  As used in this appendix, the term "Period" is defined as a complete calendar year, unless otherwise noted.  Those Periods with an asterisk (*) reflect accumulation unit information for a partial year only.

The following funds were added to the variable account effective May 1, 2008, therefore, no Condensed Financial Information is available:

•	Gartmore NVIT International Equity Fund: Class VI
•	NVIT Core Bond Fund: Class I
•	NVIT Multi-Manager International Growth Fund: Class III
•	NVIT Multi-Manager Large Cap Growth Fund: Class I
•	NVIT Multi-Manager Large Cap Value Fund: Class I
•	Van Kampen NVIT Real Estate Fund: Class I

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

AIM Variable Insurance Funds - AIM V.I. Basic Value Fund: Series I Shares - Q/NQ	15.134215	15.221090	0.57%	0	2007
	13.496808	15.134215	12.13%	0	2006
	12.886668	13.496808	4.73%	0	2005
	11.713617	12.886668	10.01%	0	2004
	10.000000	11.713617	17.14%	0	2003*

AIM Variable Insurance Funds - AIM V.I. Capital Development Fund: Series I Shares - Q/NQ	16.805451	18.450008	9.79%	295	2007
	14.560755	16.805451	15.42%	296	2006
	13.411767	14.560755	8.57%	0	2005
	11.723298	13.411767	14.40%	0	2004
	10.000000	11.723298	17.23%	0	2003*

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class A - Q/NQ	15.125959	15.748305	4.11%	15,184	2007
	13.019908	15.125959	16.18%	14,723	2006
	12.534409	13.019908	3.87%	10,058	2005
	11.353280	12.534409	10.40%	10,058	2004
	10.000000	11.353280	13.53%	5,165	2003*

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I - Q/NQ	18.741089	21.913826	16.93%	1,990	2007
	15.133145	18.741089	23.84%	1,990	2006
	13.489889	15.133145	12.18%	1,990	2005
	11.850660	13.489889	13.83%	1,990	2004
	10.000000	11.850660	18.51%	1,990	2003*

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class III - Q/NQ	15.682979	18.337988	16.93%	646	2007
	12.663770	15.682979	23.84%	646	2006
	11.304004	12.663770	12.03%	646	2005
	10.000000	11.304004	13.04%	646	2004*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

American Century Variable Portfolios, Inc. - American Century VP Ultra Fund: Class I - Q/NQ	11.770437	14.108113	19.86%	18,428	2007
	12.285484	11.770437	-4.19%	18,428	2006
	12.140075	12.285484	1.20%	18,428	2005
	11.074252	12.140075	9.62%	18,428	2004
	10.000000	11.074252	10.74%	4,363	2003*

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I - Q/NQ	16.119722	15.145377	-6.04%	563	2007
	13.715487	16.119722	17.53%	290	2006
	13.183059	13.715487	4.04%	0	2005
	11.640954	13.183059	13.25%	0	2004
	10.000000	11.640954	16.41%	0	2003*

American Century Variable Portfolios, Inc. - American Century VP Vista Fund: Class I - Q/NQ	12.299852	17.027639	38.44%	0	2007
	11.391391	12.299852	7.97%	0	2006
	10.000000	11.391391	13.91%	0	2005*

BlackRock Large Cap Core V. I. Fund: Class II - Q/NQ	13.083061	14.011166	7.09%	0	2007
	11.524036	13.083061	13.53%	0	2006
	10.000000	11.524036	15.24%	0	2005*

Calvert Variable Series, Inc. - CVS Social Equity Portfolio - Q/NQ	13.286801	14.474547	8.94%	0	2007
	12.188168	13.286801	9.01%	0	2006
	11.769952	12.188168	3.55%	0	2005
	11.089079	11.769952	6.14%	0	2004
	10.000000	11.089079	10.89%	0	2003*

Dreyfus Investment Portfolios - Mid Cap Stock Portfolio: Initial Shares - Q/NQ	15.219827	15.300151	0.53%	0	2007
	14.260372	15.219827	6.73%	0	2006
	13.187285	14.260372	8.14%	0	2005
	11.630293	13.187285	13.39%	14,810	2004
	10.000000	11.630293	16.30%	7,418	2003*

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares - Q/NQ	17.642984	17.360048	-1.60%	4,191	2007
	15.568198	17.642984	13.33%	3,742	2006
	14.656944	15.568198	6.22%	2,017	2005
	12.140548	14.656944	20.73%	2,017	2004
	10.000000	12.140548	21.41%	2,017	2003*

Dreyfus Stock Index Fund, Inc.: Initial Shares - Q/NQ	14.753341	15.380362	4.25%	48,096	2007
	12.895853	14.753341	14.40%	47,601	2006
	12.435774	12.895853	3.70%	87,403	2005
	11.347588	12.435774	9.59%	141,053	2004
	10.000000	11.347588	13.48%	141,271	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares - Q/NQ	13.684478	14.520506	6.11%	46,753	2007
	11.860999	13.684478	15.37%	47,087	2006
	11.472201	11.860999	3.39%	13,189	2005
	11.025857	11.472201	4.05%	13,189	2004
	10.000000	11.025857	10.26%	6,699	2003*

Dreyfus Variable Investment Fund - International Value Portfolio: Initial Shares - Q/NQ	20.299101	20.940324	3.16%	537	2007
	16.715881	20.299101	21.44%	537	2006
	15.082465	16.715881	10.83%	537	2005
	12.686840	15.082465	18.88%	537	2004
	10.000000	12.686840	26.87%	537	2003*

Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares - Q/NQ	10.564731	11.027146	4.38%	1,100	2007
	10.240381	10.564731	3.17%	1,102	2006
	10.205913	10.240381	0.34%	0	2005
	9.943836	10.205913	2.64%	0	2004
	10.000000	9.943836	-0.56%	0	2003*

Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class - Q/NQ	16.940595	19.716460	16.39%	35,588	2007
	15.326374	16.940595	10.53%	35,590	2006
	13.241977	15.326374	15.74%	22,679	2005
	11.590970	13.241977	14.24%	26,115	2004
	10.000000	11.590970	15.91%	13,402	2003*

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class - Q/NQ	16.008276	16.080137	0.45%	18,924	2007
	13.458867	16.008276	18.94%	18,916	2006
	12.847842	13.458867	4.76%	18,640	2005
	11.645506	12.847842	10.32%	23,570	2004
	10.000000	11.645506	16.46%	7,289	2003*

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class - Q/NQ	13.059759	16.410737	25.66%	4,663	2007
	12.353070	13.059759	5.72%	4,655	2006
	11.801694	12.353070	4.67%	4,228	2005
	11.538318	11.801694	2.28%	4,228	2004
	10.000000	11.538318	15.38%	2,113	2003*

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class - Q/NQ	10.413829	10.748753	3.22%	307	2007
	10.080003	10.413829	3.31%	309	2006
	10.000000	10.080003	0.80%	0	2005*

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class - Q/NQ	13.443925	15.377686	14.38%	2,014	2007
	12.054780	13.443925	11.52%	2,332	2006
	10.000000	12.054780	20.55%	0	2005*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R - Q/NQ	15.251016	17.707294	16.11%	324	2007
	13.053761	15.251016	16.83%	309	2006
	11.081467	13.053761	17.80%	0	2005
	10.000000	11.081467	10.81%	0	2004*

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2 - Q/NQ	13.092490	12.658835	-3.31%	437	2007
	11.299016	13.092490	15.87%	435	2006
	10.000000	11.299016	12.99%	0	2005*

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 2 - Q/NQ	18.906338	21.620261	14.35%	1,356	2007
	15.716674	18.906338	20.29%	1,356	2006
	14.402435	15.716674	9.13%	1,356	2005
	12.267546	14.402435	17.40%	3,443	2004
	10.000000	12.267546	22.68%	3,443	2003*

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3 - Q/NQ	15.161349	17.336028	14.34%	3,095	2007
	12.601840	15.161349	20.31%	2,898	2006
	11.551866	12.601840	9.09%	1,617	2005
	10.000000	11.551866	15.52%	4,106	2004*

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Mid Cap Value Fund: Institutional Shares - Q/NQ	18.788110	19.204811	2.22%	8,165	2007
	16.328478	18.788110	15.06%	7,936	2006
	14.610663	16.328478	11.76%	0	2005
	11.717627	14.610663	24.69%	0	2004
	10.000000	11.717627	17.18%	0	2003*

Janus Aspen Series - Balanced Portfolio: Service Shares - Q/NQ	13.320560	14.550581	9.23%	5,056	2007
	12.179496	13.320560	9.37%	5,377	2006
	11.421045	12.179496	6.64%	5,697	2005
	10.647559	11.421045	7.26%	0	2004
	10.000000	10.647559	6.48%	0	2003*

Janus Aspen Series - Forty Portfolio: Service Shares - Q/NQ	15.403626	20.845752	35.33%	0	2007
	14.251728	15.403626	8.08%	0	2006
	12.782935	14.251728	11.49%	0	2005
	10.939845	12.782935	16.85%	0	2004
	10.000000	10.939845	9.40%	0	2003*

Janus Aspen Series - International Growth Portfolio: Service Shares - Q/NQ	28.190759	35.744828	26.80%	0	2007
	19.409705	28.190759	45.24%	0	2006
	14.851671	19.409705	30.69%	0	2005
	12.633344	14.851671	17.56%	0	2004*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Janus Aspen Series - International Growth Portfolio: Service II Shares - Q/NQ	21.707408	27.535901	26.85%	652	2007
	14.939016	21.707408	45.31%	652	2006
	11.424142	14.939016	30.77%	0	2005
	10.000000	11.424142	14.24%	0	2004*

JPMorgan Insurance Trust - JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio 1 - Q/NQ	15.347195	17.821046	16.12%	0	2007
	13.909795	15.347195	10.33%	0	2006
	12.640620	13.909795	10.04%	0	2005
	11.331812	12.640620	11.55%	0	2004
	10.000000	11.331812	13.32%	1,830	2003*

JPMorgan Insurance Trust - JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio 1 - Q/NQ	17.298454	17.290328	-0.05%	0	2007
	14.962097	17.298454	15.62%	0	2006
	13.762690	14.962097	8.71%	0	2005
	12.040696	13.762690	14.30%	0	2004
	10.000000	12.040696	20.41%	1,735	2003*

Lincoln Variable Insurance Products Trust - Baron Growth Opportunities Fund: Service Class - Q/NQ	16.715191	17.121844	2.43%	5,501	2007
	14.607599	16.715191	14.43%	5,249	2006
	14.267256	14.607599	2.39%	3,426	2005
	11.464622	14.267256	24.45%	4,787	2004
	10.000000	11.464622	14.65%	1,411	2003*

Lord Abbett Series - Mid-Cap Value Fund: Class VC - Q/NQ	12.470722	12.423321	-0.38%	63	2007
	11.217947	12.470722	11.17%	58	2006
	10.000000	11.217947	12.18%	0	2005*

Neuberger Berman Advisers Management Trust - AMT Fasciano Portfolio: S Class - Q/NQ	13.574965	13.514533	-0.45%	0	2007
	13.020928	13.574965	4.25%	0	2006
	12.775315	13.020928	1.92%	0	2005
	11.528598	12.775315	10.81%	0	2004
	10.000000	11.528598	15.29%	0	2003*

Neuberger Berman Advisers Management Trust - AMT International Portfolio: S Class - Q/NQ	14.278164	14.596206	2.23%	2,363	2007
	11.676214	14.278164	22.28%	2,359	2006
	10.000000	11.676214	16.76%	0	2005*

Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio: I Class - Q/NQ	16.664466	20.223689	21.36%	0	2007
	14.668454	16.664466	13.61%	0	2006
	13.019640	14.668454	12.66%	0	2005
	11.301460	13.019640	15.20%	0	2004
	10.000000	11.301460	13.01%	0	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT Federated NVIT High Income Bond Fund: Class III - Q/NQ	11.474698	11.725142	2.18%	0	2007
	10.474309	11.474698	9.55%	0	2006
	10.000000	10.474309	4.74%	0	2005*

NVIT Gartmore NVIT Emerging Markets Fund: Class III - Q/NQ	20.980892	30.245878	44.16%	1,152	2007
	15.501142	20.980892	35.35%	941	2006
	11.797031	15.501142	31.40%	0	2005
	10.000000	11.797031	17.97%	0	2004*

NVIT Gartmore NVIT Global Utilities Fund: Class III - Q/NQ	18.185742	21.685091	19.24%	2,093	2007
	13.343492	18.185742	36.29%	2,093	2006
	12.651496	13.343492	5.47%	0	2005
	10.000000	12.651496	26.51%	0	2004*

NVIT NVIT Global Financial Services Fund: Class III - Q/NQ	15.393204	15.075165	-2.07%	1,423	2007
	12.914147	15.393204	19.20%	1,423	2006
	11.727591	12.914147	10.12%	0	2005
	10.000000	11.727591	17.28%	0	2004*

NVIT NVIT Health Sciences Fund: Class III - Q/NQ	10.796109	12.107403	12.15%	0	2007
	10.612584	10.796109	1.73%	0	2006
	9.881684	10.612584	7.40%	0	2005
	10.000000	9.881684	-1.18%	0	2004*

NVIT NVIT Government Bond Fund: Class I - Q/NQ	10.549743	11.196960	6.13%	0	2007
	10.306290	10.549743	2.36%	0	2006
	10.076030	10.306290	2.29%	0	2005
	9.851305	10.076030	2.28%	0	2004
	10.000000	9.851305	-1.49%	0	2003*

NVIT NVIT International Fund: Class VI - Q/NQ	15.460731	15.726260	1.72%	2,108	2007
	12.751487	15.460731	21.25%	1,915	2006
	11.514633	12.751487	10.74%	0	2005
	10.000000	11.514633	15.15%	0	2004*

NVIT NVIT Investor Destinations Conservative Fund: Class II - Q/NQ	11.510947	12.014504	4.37%	0	2007
	10.946325	11.510947	5.16%	0	2006
	10.697290	10.946325	2.33%	0	2005
	10.319775	10.697290	3.66%	0	2004
	10.000000	10.319775	3.20%	0	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Investor Destinations Moderately Conservative Fund: Class II - Q/NQ	12.582417	13.192449	4.85%	0	2007
	11.715958	12.582417	7.40%	0	2006
	11.320216	11.715958	3.50%	0	2005
	10.665260	11.320216	6.14%	0	2004
	10.000000	10.665260	6.65%	0	2003*

NVIT NVIT Investor Destinations Moderate Fund: Class II - Q/NQ	13.785950	14.427043	4.65%	21,294	2007
	12.498817	13.785950	10.30%	21,614	2006
	11.978229	12.498817	4.35%	21,294	2005
	11.040312	11.978229	8.50%	0	2004
	10.000000	11.040312	10.40%	0	2003*

NVIT NVIT Investor Destinations Moderately Aggressive Fund: Class II - Q/NQ	15.308416	16.094732	5.14%	0	2007
	13.492893	15.308416	13.46%	0	2006
	12.722215	13.492893	6.06%	0	2005
	11.458549	12.722215	11.03%	0	2004
	10.000000	11.458549	14.59%	0	2003*

NVIT NVIT Investor Destinations Aggressive Fund: Class II - Q/NQ	16.471118	17.285822	4.95%	47	2007
	14.228552	16.471118	15.76%	43	2006
	13.309041	14.228552	6.91%	0	2005
	11.783840	13.309041	12.94%	0	2004
	10.000000	11.783840	17.84%	0	2003*

NVIT NVIT Mid Cap Index Fund: Class I - Q/NQ	16.489574	17.566718	6.53%	0	2007
	15.149148	16.489574	8.85%	0	2006
	13.643342	15.149148	11.04%	0	2005
	11.901798	13.643342	14.63%	0	2004
	10.000000	11.901798	19.02%	0	2003*

NVIT NVIT Money Market Fund: Class V - Q/NQ	10.519572	10.926084	3.86%	2,634	2007
	10.151834	10.519572	3.62%	34,511	2006
	9.974527	10.151834	1.78%	45,280	2005
	9.981270	9.974527	-0.07%	52,146	2004
	10.000000	9.981270	-0.19%	64,589	2003*

NVIT NVIT Multi-Manager Small Cap Growth Fund: Class I - Q/NQ	14.133306	15.363178	8.70%	3,329	2007
	13.825112	14.133306	2.23%	3,372	2006
	12.912628	13.825112	7.07%	3,324	2005
	11.494399	12.912628	12.34%	3,324	2004
	10.000000	11.494399	14.94%	1,652	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Multi-Manager Small Cap Value Fund: Class I - Q/NQ	17.997357	16.596528	-7.78%	3,272	2007
	15.490603	17.997357	16.18%	3,269	2006
	15.172526	15.490603	2.10%	3,230	2005
	13.059000	15.172526	16.18%	3,230	2004
	10.000000	13.059000	30.59%	1,668	2003*

NVIT NVIT Multi-Manager Small Company Fund: Class I - Q/NQ	17.654869	17.859082	1.16%	42	2007
	15.908588	17.654869	10.98%	39	2006
	14.299449	15.908588	11.25%	0	2005
	12.129287	14.299449	17.89%	0	2004
	10.000000	12.129287	21.29%	0	2003*

NVIT NVIT Nationwide® Fund: Class I - Q/NQ	14.620885	15.665998	7.15%	0	2007
	12.990409	14.620885	12.55%	0	2006
	12.206304	12.990409	6.42%	0	2005
	11.228455	12.206304	8.71%	0	2004
	10.000000	11.228455	12.28%	0	2003*

NVIT NVIT Technology and Communications Fund: Class III - Q/NQ	11.803710	14.050898	19.04%	0	2007
	10.727725	11.803710	10.03%	0	2006
	10.886142	10.727725	-1.46%	0	2005
	10.000000	10.886142	8.86%	0	2004*

NVIT Van Kampen NVIT Multi Sector Bond Fund: Class I - Q/NQ	11.477385	11.893497	3.63%	0	2007
	11.052439	11.477385	3.84%	0	2006
	10.920080	11.052439	1.21%	0	2005
	10.348646	10.920080	5.52%	0	2004
	10.000000	10.348646	3.49%	0	2003*

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares - Q/NQ	13.595132	15.370519	13.06%	0	2007
	12.714574	13.595132	6.93%	0	2006
	12.213456	12.714574	4.10%	7,039	2005
	11.530780	12.213456	5.92%	7,039	2004
	10.000000	11.530780	15.31%	3,581	2003*

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3 - Q/NQ	15.296548	16.110628	5.32%	296	2007
	13.121814	15.296548	16.57%	245	2006
	11.586130	13.121814	13.25%	0	2005
	10.000000	11.586130	15.86%	0	2004*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares - Q/NQ	14.687646	15.190918	3.43%	0	2007
	12.891207	14.687646	13.94%	0	2006
	12.280590	12.891207	4.97%	0	2005
	11.326917	12.280590	8.42%	0	2004
	10.000000	11.326917	13.27%	0	2003*

PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class - Q/NQ	12.169765	13.057320	7.29%	738	2007
	11.739217	12.169765	3.67%	739	2006
	11.156548	11.739217	5.22%	0	2005
	10.000000	11.156548	11.57%	0	2004*

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class - Q/NQ	10.334531	10.990673	6.35%	38,666	2007
	10.035783	10.334531	2.98%	38,666	2006
	10.031104	10.035783	0.05%	46,445	2005
	9.944386	10.031104	0.87%	46,445	2004
	10.000000	9.944386	-0.56%	1,406	2003*

PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class - Q/NQ	11.036906	12.095237	9.59%	1,554	2007
	11.060398	11.036906	-0.21%	1,554	2006
	10.939407	11.060398	1.11%	13,516	2005
	10.142635	10.939407	7.86%	15,060	2004
	10.000000	10.142635	1.43%	7,385	2003*

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class - Q/NQ	10.845296	11.680853	7.70%	95,151	2007
	10.543451	10.845296	2.86%	94,291	2006
	10.392162	10.543451	1.46%	91,514	2005
	10.003498	10.392162	3.89%	91,514	2004
	10.000000	10.003498	0.03%	31,863	2003*

Pioneer Variable Contracts Trust - Pioneer High Yield VCT Portfolio: Class 1 - Q/NQ	12.662441	13.284091	4.91%	164	2007
	11.781866	12.662441	7.47%	165	2006
	11.667577	11.781866	0.98%	5,680	2005
	10.900590	11.667577	7.04%	5,680	2004
	10.000000	10.900590	9.01%	0	2003*

Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class - Q/NQ	18.825238	19.387108	2.98%	2,601	2007
	15.697700	18.825238	19.92%	2,598	2006
	14.199290	15.697700	10.55%	1,270	2005
	12.591999	14.199290	12.76%	16,220	2004
	10.000000	12.591999	25.92%	10,860	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: Class II - Q/NQ	15.509191	15.826462	2.05%	1,609	2007
	13.196649	15.509191	17.52%	1,610	2006
	12.848110	13.196649	2.71%	0	2005
	11.317128	12.848110	13.53%	0	2004
	10.000000	11.317128	13.17%	0	2003*

T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio: Class II - Q/NQ	16.214301	18.825676	16.11%	2,596	2007
	15.387465	16.214301	5.37%	2,596	2006
	13.574827	15.387465	13.35%	1,360	2005
	11.609127	13.574827	16.93%	2,720	2004
	10.000000	11.609127	16.09%	1,398	2003*

T. Rowe Price Equity Series, Inc. - T. Rowe Price New America Growth Portfolio - Q/NQ	11.832539	13.334499	12.69%	691	2007
	11.129769	11.832539	6.31%	693	2006
	10.755117	11.129769	3.48%	0	2005
	10.000000	10.755117	7.55%	0	2004*

Van Kampen - The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio: Class I - Q/NQ	25.429614	20.887057	-17.86%	5,109	2007
	18.597278	25.429614	36.74%	4,979	2006
	16.040021	18.597278	15.94%	0	2005
	11.872716	16.040021	35.10%	0	2004
	10.000000	11.872716	18.73%	0	2003*

Waddell & Reed Target Funds, Inc. - Growth Portfolio - Q/NQ	12.131694	14.769946	21.75%	0	2007
	11.660381	12.131694	4.04%	0	2006
	10.000000	11.660381	16.60%	0	2005*

Waddell & Reed Target Funds. Inc. - Real Estate Securities Portfolio - Q/NQ	14.733926	12.248650	-16.87%	0	2007
	11.434619	14.733926	28.85%	0	2006
	10.000000	11.434619	14.35%	0	2005*

Appendix C: Contract Types and Tax Information

Types of Contracts

The contracts described in this prospectus are individual, non-qualified annuity contracts.  They are classified according to the tax treatment to which they are subject under the Internal Revenue Code.

A Non-Qualified Contract is a contract that does not qualify for certain tax benefits under the Internal Revenue Code, and which is not an IRA, a Roth IRA, a SEP IRA, or a Tax Sheltered Annuity.

Upon the death of the owner of a Non-Qualified Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required period.

Non-Qualified Contracts that are owned by natural persons allow for deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed.  Non-Qualified contracts that are owned by nonnatural persons, such as trusts, corporations and partnerships are generally subject to current income tax on the income earned inside the contract, unless the nonnatural person owns the contract as an “agent” of a natural person.

Federal Tax Considerations

Federal Income Taxes

The tax consequences of purchasing a contract described in this prospectus will depend on:

•	the type of contract purchased;

•	the purposes for which the contract is purchased; and

•	the personal circumstances of individual investors having interests in the contracts.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation.  Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

Representatives of the Internal Revenue Service have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the Internal Revenue Service issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment.  The Internal Revenue Service has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment.  The revenue ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment under Section 72 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

The following is a brief summary of some of the federal income tax considerations related to the contracts.  In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes.  The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus.  Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed.  Nothing in this prospectus should be considered to be tax advice.  Contract owners and prospective contract owners should consult a financial consultant, tax adviser or legal counsel to discuss the taxation and use of the contracts.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a Non-Qualified Annuity Contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner’s investment in the contract at the time of the distribution.  In general, the investment in the contract is equal to the purchase payment made with after-tax dollars.  Distributions, for this purpose, include full and partial surrenders, any portion of the contract that is assigned or pledged, amounts borrowed from the contract, or any portion of the contract that is transferred by gift.  For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income.   The amount excludable from each annuity payment is determined by multiplying the annuity payment by a ratio which is the contract owner’s investment in the contract, divided by the expected return on the contract. Once the entire investment in the contract is recovered, all distributions are fully includable in income.  The maximum amount excludable from income is the investment in the contract.  If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

In determining the taxable amount of a distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract. A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982.  For those contracts, distributions that are made prior to the annuitization date are treated first as a recovery of the investment in the contract as of that date.  A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.

The Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59½.  The amount of the penalty is 10% of the portion of any distribution that is includable in gross income.  The penalty tax does not apply if the distribution is:

•	the result of a contract owner’s death;

•	the result of a contract owner’s disability, (as defined in the Internal Revenue Code);

•
one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner; or

•	is allocable to an investment in the contract before August 14, 1982.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of Non-Qualified Contracts owned by individuals.  Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Internal Revenue Code.  Therefore, income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned.  Taxation is not deferred, even if the income is not distributed out of the contract.  The income is taxable as ordinary income, not capital gain.

The non-natural persons rules do not apply to all entity-owned contracts.  For purposes of the non-natural persons rule, a contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual.  This would cause the contract to be treated as an annuity under the Internal Revenue Code, allowing tax deferral.  However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural persons rules also do not apply to contracts that are:

•	acquired by the estate of a decedent by reason of the death of the decedent;

•	issued in connection with certain qualified retirement plans and individual retirement plans;

•	purchased by an employer upon the termination of certain qualified retirement plans; or

•	immediate annuities within the meaning of Section 72(u) of the Internal Revenue Code.

If the annuitant dies before the contract is completely distributed, the balance may be included in the annuitant’s gross estate for tax purposes, depending on the obligations that the non-natural owner may have owed to the annuitant.

Withholding

•	Pre-death distributions from the contracts are subject to federal income tax. Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise.

In addition, under some circumstances, the Internal Revenue Code will not permit contract owners to waive withholding.  Such circumstances include:

•	if the payee does not provide Nationwide with a taxpayer identification number; or

•	if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.

If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject to mandatory back-up withholding.  The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the amount of income that is distributed.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed.  Nationwide is required to withhold this amount and send it to the Internal Revenue Service.  Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies.  In order to obtain the benefits of such a treaty, the non-resident alien must:

(1)	provide Nationwide with a properly completed withholding certificate claiming the treaty benefit of a lower tax rate or exemption from tax; and

(2)	provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another exemption from the 30% withholding is for the non-resident alien to provide Nationwide with sufficient evidence that:

1)	the distribution is connected to the non-resident alien’s conduct of business in the United States;

2)	the distribution is includable in the non-resident alien’s gross income for United States federal income tax purposes; and

3)	provide Nationwide with a properly completed withholding certificate claiming the exemption.

Note that for the preceding exemption, the distributions would be subject to the same withholding rules that are applicable to payments to United States persons, including back-up withholding, which is currently at a rate of 28%, if a correct taxpayer identification number is not provided.

Federal Estate, Gift and Generation Skipping Transfer Taxes

The following transfers may be considered a gift for federal gift tax purposes:

•	a transfer of the contract from one contract owner to another; or

•	a distribution to someone other than a contract owner.

Upon the contract owner’s death, the value of the contract may be subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Internal Revenue Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any.  A direct skip is when property is transferred to, or a death benefit or other distribution is made to:

a)	an individual who is two or more generations younger than the contract owner; or

b)	certain trusts, as described in Section 2613 of the Internal Revenue Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose only, "contract owner" refers to any person:

•	who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or

•	who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.

If a transfer is a direct skip, Nationwide will deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

Charge for Tax

Nationwide is not required to maintain a capital gain reserve liability on Non-Qualified Contracts.  If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.

Diversification

Internal Revenue Code Section 817(h) contains rules on diversification requirements for variable annuity contracts.  A variable annuity contract that does not meet these diversification requirements will not be treated as an annuity, unless:

•	the failure to diversify was accidental;

•	the failure is corrected; and

•	a fine is paid to the Internal Revenue Service.

The amount of the fine will be the amount of tax that would have been paid by the contract owner if the income, for the period the contract was not diversified, had been received by the contract owner.

If the violation is not corrected, the contract owner will be considered the owner of the underlying securities and will be taxed on the earnings of his or her contract.  Nationwide believes that the investments underlying this contract meet these diversification requirements.

Tax Changes

The foregoing tax information is based on Nationwide’s understanding of federal tax laws.  It is NOT intended as tax advice.  All information is subject to change without notice.  You should consult with your personal tax and/or financial adviser for more information.

In 2001, the Economic Growth and Tax Relief Reconciliation Act (EGTRRA) was enacted.  EGTRRA made numerous changes to the Internal Revenue Code, including the following:

•	generally lowering federal income tax rates;

•	eliminating and/or reducing the highest federal estate tax rates;

•	increasing the estate tax credit; and

•	for persons dying after 2009, repealing the estate tax.

In 2006, the Pension Protection Act of 2006 made permanent the EGTRRA provisions noted above that increase the amounts that may be contributed to various retirement plans and that increase the portability of various retirement plans. However, all of the other changes resulting from EGTRRA are scheduled to "sunset," or become ineffective, after December 31, 2010 unless they are extended by additional legislation.  If changes resulting from EGTRRA are not extended, beginning January 1, 2011, the Internal Revenue Code will be restored to its pre-EGTRRA form.

This creates uncertainty as to future tax requirements and implications.  Please consult a qualified tax or financial adviser for further information relating to EGTRRA and other tax issues.

Required Distributions

Any distribution paid that is NOT due to payment of the death benefit may be subject to a CDSC.

The Internal Revenue Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus.  Following is an overview of the required distribution rules applicable to each type of contract.  Please consult a qualified tax or financial adviser for more specific required distribution information.

Required Distributions – General Information

In general, a beneficiary is an individual or other entity that the contract owner designates to receive death proceeds upon the contract owner’s death.  The distribution rules in the Internal Revenue Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made from IRAs, SEP IRAs, Simple IRAs, Roth IRAs and Tax Sheltered Annuities after the death of the annuitant, or that are made from Non-Qualified Contracts after the death of the contract owner.  A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract.  Non-natural beneficiaries (e.g. charities or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.

Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-9.

Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner.  How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries.  For Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner’s death.  For contracts other than Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until September 30 of the year following the contract owner’s death.  If there is more than one beneficiary, the life expectancy of the beneficiary with the shortest life expectancy is used to determine the distribution period.  Any beneficiary that is not a designated beneficiary has a life expectancy of zero.

Required Distributions for Non-Qualified Contracts

Internal Revenue Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies.  The following distributions will be made in accordance with the following requirements:

(1)
If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

(2)
If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner’s death, provided however:

(a)
any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary.  Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and

(b)
if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit.  Any distributions required under these distribution rules will be made upon that spouse’s death.

In the event that the contract owner is not a natural person (e.g., a trust or corporation), for purposes of these distribution provisions:

(a)	the death of the annuitant will be treated as the death of a contract owner;

(b)	any change of annuitant will be treated as the death of a contract owner; and

(c)	in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Internal Revenue Code by reason of Section 72(s)(5) or any other law or rule.